UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 2, 2026

Bank First Corporation

(Exact name of registrant as specified in its charter)

Wisconsin	001-38676	39-1435359
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

402 North 8th Street, Manitowoc, WI	54220
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(920) 652-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BFC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

Effective January 1, 2026, Bank First Corporation, a Wisconsin corporation (“BFC”), completed its previously-announced merger (the “Merger”) with Centre 1 Bancorp, Inc., a Wisconsin corporation (“Centre”), pursuant to that certain Agreement and Plan of Merger by and between BFC and Centre, dated as of July 17, 2025 (the “Merger Agreement”). At the effective time of the Merger, Centre merged with and into BFC, with BFC continuing as the surviving corporation. Immediately following the Merger, Centre’s wholly-owned subsidiary bank, The First National Bank and Trust Company, merged with and into BFC’s wholly-owned subsidiary bank, Bank First, N.A. (“Bank First”), with Bank First continuing as the surviving bank and continuing its corporate existence under the name “Bank First, N.A.” (the “Bank Merger”, and together with the Merger, the “Mergers”).

Pursuant to the Merger Agreement, former Centre shareholders are entitled to receive, for each share of Centre common stock that was outstanding immediately prior to the Merger, 0.9200 of a share of BFC’s common stock and cash in lieu of fractional shares. Each outstanding share of BFC common stock remained outstanding and was unaffected by the Mergers. As a result of the Mergers, BFC will issue approximately 1,382,978 shares of BFC common stock to former Centre shareholders.

The foregoing description of the Mergers and the Merger Agreement does not purport to be complete and is qualified in its entirety by the Merger Agreement, which is incorporated herein by reference to Exhibit 2.1 to BFC's Current Report on Form 8-K filed with the Securities and Exchange Commission on July 18, 2025.

Item 8.01	Other Events.

On January 2, 2026, BFC issued a press release announcing the completion of the Mergers. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

BFC intends to file the financial statements of the business acquired under cover of Form 8-K/A no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(b)	Pro forma financial information.

BFC intends to file pro forma financial information under cover of Form 8-K/A no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(d)	Exhibits.

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of July 17, 2025, by and between Bank First Corporation and Centre 1 Bancorp, Inc. (incorporated by reference to Exhibit 2.1 to Bank First Corporation’s Current Report on Form 8-K filed on July 18, 2025).

99.1	Press Release of Bank First Corporation dated January 2, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK FIRST CORPORATION

Date: January 2, 2026	By:	/s/ Kevin LeMahieu
Kevin LeMahieu
Chief Financial Officer